UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2019

GENESCO INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ___

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
___

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 12, 2019, Genesco Inc. (the “Company”) announced that Mel Tucker has been named Senior Vice President of Finance and Chief Financial Officer of the Company, effective June 24, 2019, and will begin employment with the Company on that date.

Mr. Tucker, 54, most recently served as chief financial officer of Century 21 Department Stores, a position he has held since 2014. Prior to serving in that role, Mr. Tucker served as chief financial officer of Bass Pro Shops from 2013 to 2014, as senior vice president of finance of PetSmart from 2008 to 2013, and as vice president of financial planning and analysis of Circuit City from 2005 to 2008.

In connection with his appointment, Mr. Tucker will be entitled to receive (subject to proration for the Company’s 2020 fiscal year) an initial base salary of $435,000, an initial target incentive award under the Company’s Second Amended and Restated EVA Incentive Compensation Plan equal to 75% of Mr. Tucker’s initial base salary, and an initial long term incentive grant of restricted stock under the Company’s Second Amended and Restated 2009 Equity Incentive Plan with a grant date fair value equal to 125% of Mr. Tucker’s initial base salary.

In addition, upon his appointment, Mr. Tucker is expected to enter into the Company’s standard employment protection agreement, the terms of which are described in the Company’s proxy statement for its 2019 annual meeting of shareholders, filed on Schedule 14A with the Securities and Exchange Commission on May 16, 2019.

A press release by the Company announcing the appointment is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits
The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release dated June 12, 2019, issued by Genesco Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: June 12, 2019	By:	/s/ Mimi E. Vaughn
	Name:	Mimi E. Vaughn
	Title:	Chief Operating Officer, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated June 12, 2019, issued by Genesco Inc.